BRINSON SERIES TRUST--MONEY MARKET PORTFOLIO                       ANNUAL REPORT

Dear Contract Owner,                                           February 15, 2002

We present you with the annual report for Brinson Series Trust--Money Market Portfolio for the fiscal year ended December 31, 2001.

MARKET REVIEW

[GRAPHIC] An unprecedented flurry of interest rate reductions by the Federal Reserve (the "Fed"), prompted by an economy struggling to pull itself out of a recession, marked the fiscal year ended December 31, 2001. With the intention of providing monetary stimulus, the Fed cut rates 11 times during the reporting period, bringing the key rate down to 1.75%, its lowest level in 40 years. This activity severely affected short-term fixed income investments, whose yields plummeted after experiencing generous returns in the months prior to the period.

The impetus behind the rate cuts--a weakened economy--showed signs of improvement toward year-end, although signals remain mixed. The nation's economic output, as measured by real gross domestic product (GDP), shrunk by 1.3% in the third quarter, fueled in part by the September terrorist attacks. In the fourth quarter, however, GDP rose 0.2%, bringing the growth for the year up to 1.1%, while inflation rose less than 2%. New unemployment claims fell in December to their lowest levels since August, consumer confidence rose and low energy prices continued to benefit both business and consumers. Concerns about companies' accounting practices, however, continued to mount in the wake of Enron restating prior years' earnings, and three high-profile corporate bankruptcies shook investor confidence. The year ended with investors returning hesitantly to the stock market in the final quarter, although uncertainty about the strength of an eventual economic recovery remained strong.

PORTFOLIO REVIEW

PERFORMANCE AND CHARACTERISTICS(1)              12/31/01           6/30/01
--------------------------------------------------------------------------------
7-Day Current Yield                               1.90%             1.47%
Weighted Average Maturity                        41 days           28 days
Net Assets (mm)                                   $1.89             $2.13
--------------------------------------------------------------------------------

SECTOR ALLOCATION*                         12/31/01                                             6/30/01
-------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations           82.4%    U.S. Government Agency Obligations         71.0%
Repurchase Agreement                         10.2     Commercial Paper                           23.5
Money Market Funds                            8.6     Money Market Funds                          6.3
Liabilities in Excess of Other Assets        -1.2     Liabilities in Excess of Other Assets      -0.8
-------------------------------------------------------------------------------------------------------
Total                                       100.0%    Total                                     100.0%

(1)   Yields will vary.
* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

[SIDENOTE]

HOW THE FED INFLUENCES FIXED INCOME YIELDS

The Federal Reserve (the "Fed") conducts the nation's monetary policy and regulates its member banks in order to achieve a flexible and stable economy. The Fed focuses its efforts on managing economic fluctuations, primarily by influencing interest rates. For example, the Fed reduces rates to increase borrowing and spending, and thereby stimulate economic growth and job opportunities. When the Fed perceives that wages and prices are rising too fast, it tries to slow down borrowing and spending by raising interest rates.

In 2001, the Federal Reserve cut its Fed Funds rate an unprecedented 11 times. (The Fed Funds rate is the rate charged for short-term lending between banks.) How does this affect the yield on your fixed income investments?

The shortest-term debt, typically Treasury bills and money market securities, are usually affected proportionately. However, the timing of yield declines and increases may surprise you. Investment yields often decline in anticipation of Fed actions, building expected increases or decreases of Fed Fund rates into the pricing of individual securities.

(continued on page 2)

PORTFOLIO HIGHLIGHTS

Brinson Series Trust--Money Market Portfolio finished the fiscal year ended December 31, 2001 with a seven-day current yield of 1.90%. This return is substantially lower than the yield at year-end 2000, when it stood at 4.66%. But while many peers' portfolios saw yields fall in the last six months, the Fund's yield actually rose from 1.47% at the end of June due to the advisor voluntarily waiving all expenses.

The Portfolio's sector allocation changed significantly, with the percentage of net assets in U.S. government agency obligations rising from 37.8% to 82.4% and commercial paper falling from 31.1% to 0% during the fiscal year.

The Portfolio's net assets fell dramatically during the first half of 2001, as investors began to venture back into a beaten up stock market.

Outflow slowed, however, during the second half of the fiscal year as the scope of the recession became clearer. During this time, we maintained our focus on liquidity and credit quality.

ANNOUNCEMENT OF PROPOSED LIQUIDATION AND SUBSTITUTION

The Portfolio's board of trustees has approved the submission to its shareholders of a Plan of Liquidation and a Plan of Substitution. If the Portfolio's shareholders approve the Plan of Liquidation and the Plan of Substitution, the Portfolio will be liquidated and interests in Money Market Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("Money Market Portfolio") will be substituted for shares of the Portfolio and the Portfolio will cease operations.

The liquidation and subsequent substitution will not create any tax liability for shareholders. Proxy solicitation materials that provide more information about the proposed transaction were mailed to shareholders in February, 2002. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the substitution is to be effected.

OUTLOOK

[GRAPHIC] Maintaining liquidity for redemptions and keeping the Fund's net asset value stable during this volatile time remains a foremost portfolio management priority. Although signs are mixed as to the length and strength of an economic recovery, we are cautiously optimistic as business inventories continue to shrink, new jobless claims slow and corporate America begins to recover.

Although passage of accelerated or additional federal tax cuts remain questionable, a huge influx of government monetary stimulus, spurred in part by increased concerns about an appropriate level of funding for both defense and homeland security, should help energize the economy. Post-period, President Bush proposed a record $2.1 trillion budget for fiscal year 2003. While government budget deficits are likely to return, we do not believe they will approach the record levels of previous years. As always, we will continue to closely monitor events and adjust our strategy accordingly.

[SIDENOTE]

(concluded)

Thus, individual short-term investments with a maturity of 90 days or less typically beat the Fed to the punch, anticipating rate moves; however, the yields on money market funds will tend to lag behind changes in prevailing short-term interest rates. This means that a money market fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a money fund's income will generally tend to fall more slowly.

Interest rate movements do not always have the same effect on longer-term fixed income investments, such as bonds. When the Fed cuts rates, it hopes to encourage increased spending and investment through a lower cost of borrowing. The market, however, determines other factors that can have a greater effect on long-term yields. For instance, short-term yields may fall with interest rates, but long-term yields on bonds may actually rise if the market believes inflation will increase in the future.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,(2) please contact your financial advisor. For additional information, visit us at www.brinsonadvisors.com.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

STATEMENT OF NET ASSETS                                        DECEMBER 31, 2001

PRINCIPAL
  AMOUNT
  (000)                                                   MATURITY DATES             INTEREST RATES           VALUE
---------                                              --------------------          --------------         ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS@--82.39%
  $300   Federal Farm Credit Bank                      01/07/02 to 01/11/02          1.770 to 2.000%        $  299,885
   480   Federal Home Loan Bank                        01/16/02 to 02/08/02          1.720 to 1.800            479,320
   200   Federal Home Loan Mortgage Corp.                     10/23/02                   2.170                 196,444
   583   Federal National Mortgage Association         01/03/02 to 01/11/02          1.740 to 1.800            582,830
                                                                                                            ----------
Total U.S. Government Agency Obligations (cost--$1,558,479)                                                  1,558,479
                                                                                                            ----------
REPURCHASE AGREEMENT--10.15%

   192   Repurchase Agreement dated 12/31/01 with
           State Street Bank & Trust Co.,
           collateralized by $185,203 U.S. Treasury
           Notes, 5.250% due 08/15/03
           (value--$195,910); proceeds:
           $192,017 (cost--$192,000)                          01/02/02                   1.600                 192,000
                                                                                                            ----------

 NUMBER OF
  SHARES
  (000)
----------
MUTUAL FUNDS--8.64%
    88   AIM Liquid Assets Portfolio                          01/02/02                   2.040+                 88,272
    75   AIM Prime Portfolio                                  01/02/02                   1.840+                 75,238
                                                                                                            ----------
Total Mutual Funds (cost--$163,510)                                                                            163,510
                                                                                                            ----------
Total Investments (cost--$1,913,989 which approximates cost for federal income tax purposes)--101.18%        1,913,989
Liabilities in excess of other assets--(1.18)%                                                                 (22,379)
                                                                                                            ----------
Net Assets (applicable to 1,893,831 shares of beneficial interest outstanding at $1.00 per share)--100.00%  $1,891,610
                                                                                                            ==========

----------
@     Interest rates shown are discount rates at date of purchase.
+     Interest rates shown reflects yield at December 31, 2001.

                      Weighted Average Maturity -- 41 days

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                     FOR THE YEAR
                                                                         ENDED
                                                                   DECEMBER 31, 2001
                                                                   -----------------
INVESTMENT INCOME:
Interest                                                               $ 99,346
                                                                       --------

EXPENSES:
Professional fees                                                        21,072
Reports and notices to shareholders                                      13,769
Investment advisory and administration                                   11,651
Trustees' fees                                                            5,000
Transfer agency and related service fees                                  1,500
Custody and accounting                                                      693
Other expenses                                                            2,794
                                                                       --------
                                                                         56,479
Less: Fee waivers and reimbursements from advisor                        (6,496)
                                                                       --------
Net expenses                                                             49,983
                                                                       --------
Net investment income                                                    49,363
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS                            3,871
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 53,234
                                                                       ========

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                     ----------------------------
                                                                         2001             2000
                                                                     -----------      -----------
FROM OPERATIONS:
Net investment income                                                $    49,363      $   192,471
Net realized gains from investment transactions                            3,871            1,191
                                                                     -----------      -----------
Net increase in net assets resulting from operations                      53,234          193,662
                                                                     -----------      -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                    (49,363)        (192,471)
                                                                     -----------      -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets from beneficial interest transactions      (1,142,481)      (2,560,924)
                                                                     -----------      -----------
Net decrease in net assets                                            (1,138,610)      (2,559,733)
NET ASSETS:
Beginning of year                                                      3,030,220        5,589,953
                                                                     -----------      -----------
End of year                                                          $ 1,891,610      $ 3,030,220
                                                                     ===========      ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Money Market Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering four portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable annuity contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME-- Investments are valued at amortized cost which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. Investment transactions are accounted for on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors, Inc. ("Brinson Advisors"), the investment advisor and administrator of the Portfolio. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

      The Fund's Board of Trustees has approved an investment advisory and administration contract ("Advisory Contract") with Brinson Advisors. In accordance with the Advisory Contract, the Portfolio pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2001, Brinson Advisors agreed to waive $2,239 of its investment advisory and administration fee and reimburse the Portfolio $4,257 for certain operating expenses.

OTHER LIABILITIES

      At December 31, 2001, the amount payable for dividends aggregated $3,183.

MONEY MARKET FUND INSURANCE BONDS

      The Portfolio obtained insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events included non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Portfolio for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bonds, the Portfolio would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the bonds were intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there was no guarantee that the bonds would have done so. Brinson Advisors pays the premium on behalf of the Portfolio. For the year ended December 31, 2001, the Portfolio did not use these bonds.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                     FOR THE YEARS ENDED DECEMBER 31,
                                     --------------------------------
                                          2001            2000
                                       ----------      ----------
Shares sold                             1,168,316       3,163,260
Shares repurchased                     (2,369,301)     (5,921,318)
Dividends reinvested                       58,504         197,134
                                       ----------      ----------
Net decrease in shares outstanding     (1,142,481)     (2,560,924)
                                       ==========      ==========

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

      The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 were as follows:

                                                        2001              2000
                                                      -------           --------
Distributions paid from:
Ordinary income                                       $49,363           $192,471
                                                      -------           --------
Total distributions paid                              $49,363           $192,471
                                                      =======           ========

As of December 31, 2001 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income                         $ 2,067
                                                      -------
Accumulated earnings                                  $ 2,067
Accumulated capital and other losses                   (3,820)
                                                      -------
Total accumulated earnings (deficit)                  ($1,753)
                                                      =======

      At December 31, 2001, the Portfolio had a net capital loss carryforward of $3,820 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2002. To the extent that such losses are used to offset future net realized capital gains, as provided in the regulations, it is probable that such gains will not be distributed.

BRINSON SERIES TRUST--MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                      --------------------------------------------------
                                                       2001       2000       1999       1998       1997
                                                      ------     ------     ------     ------     ------
Net asset value, beginning of year                    $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                      ------     ------     ------     ------     ------
Net investment income                                   0.02       0.04       0.03       0.04       0.04
                                                      ------     ------     ------     ------     ------
Dividends from net investment income                   (0.02)     (0.04)     (0.03)     (0.04)     (0.04)
                                                      ------     ------     ------     ------     ------
Net asset value, end of year                          $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                      ======     ======     ======     ======     ======
Total investment return (1)                             1.95%      4.63%      3.55%      4.51%      4.53%
                                                      ======     ======     ======     ======     ======
Ratios/Supplemental data:
Net assets, end of year (000's)                       $1,892     $3,030     $5,590     $9,582     $8,906
Expenses to average net assets,
  net of fee waivers and expense reimbursements (2)     2.14%      1.82%      1.64%      1.15%      1.22%
Net investment income to average net assets,
  net of fee waivers and expense reimbursements (2)     2.12%      4.44%      3.52%      4.42%      4.43%

----------
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.
(2) During the year ended December 31, 2001, Brinson Advisors waived a portion of its investment advisory and administration fees and reimbursed a portion of the Portfolio's operating expenses. The ratios of expenses to average net assets and net investment income to average net assets, excluding the fee waivers, have been 2.42% and 1.84%, respectively.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
Brinson Series Trust--Money Market Portfolio

      We have audited the accompanying statement of net assets of Brinson Series Trust--Money Market Portfolio (one of the Portfolios constituting Brinson Series Trust) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Series Trust--Money Market Portfolio at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 15, 2002

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES

      The Fund is governed by a Board of Trustees which oversees each portfolio's operations and each of whom serves an indefinite term of office. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Trustee or Officer of the Fund, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the Brinson Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee or Officer.

      The Fund's Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling 1-800-647-1568.

INTERESTED TRUSTEES

                                           POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                          HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                         FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                      TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                  ------------------                       -----------------------------------
Margo N. Alexander*+; 55               Trustee since 1996          Mrs. Alexander is an executive vice president and a director of
                                                                   UBS PaineWebber (since March 1984). She was chief executive officer of Brinson Advisors from January 1995 to October 2000, a director (from January 1995 to September 2001) and chairman
                                                                   (from March 1999 to September 2001). Mrs. Alexander is a
                                                                   director or trustee of 22 investment companies for which Brinson
                                                                   Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

E. Garrett Bewkes, Jr.*+; 75               Trustee and             Mr. Bewkes serves as a consultant to UBS PaineWebber (since May
                                         Chairman of the           1999). Prior to November 2000, he was a director of Paine Webber
                                        Board of Trustees          Group Inc. ("PW Group", formerly the holding company of UBS
                                           since 1990              PaineWebber and Brinson Advisors) and prior to 1996, he was a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American
                                                                   Bakeries Company. Mr. Bewkes is a director of Interstate
                                                                   Bakeries Corporation. Mr. Bewkes is a director or trustee of 32 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

INDEPENDENT TRUSTEES

                                           POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                          HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                         FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                      TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                  ------------------                       -----------------------------------
Richard Q. Armstrong; 66               Trustee since 1996          Mr. Armstrong is chairman and principal of R.Q.A. Enterprises
R.Q.A. Enterprises                                                 (management consulting firm) (since April 1991 and principal
One Old Church Road                                                occupation since March 1995). He is also a director of AlFresh
Unit # 6                                                           Beverages Canada, Inc. (a Canadian Beverage subsidiary of
Greenwich, CT 06830                                                AlFresh Foods Inc.) (since October 2000). Mr. Armstrong was chairman of the board, chief executive officer and co-owner of
                                                                   Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner of The New England Consulting Group (management
                                                                   consulting firm) (December 1992-September 1993). He was managing director of LVMH U.S. Corporation (U.S. subsidiary of the French luxury goods conglomerate, Louis Vuitton Moet Hennessey
                                                                   Corporation) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (1987- 1991). Mr.
                                                                   Armstrong is a director or trustee of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

David J. Beaubien; 67                  Trustee since 2001          Mr. Beaubien is chairman of Yankee Environmental Systems, Inc.,
101 Industrial Road                                                a manufacturer of meteorological measuring systems. Prior to
Turners Falls, MA 01376                                            January 1991, he was senior vice president of EG&G, Inc., a company which makes and provides a variety of scientific and technically oriented products and services. He is also director of IEC Electronics, Inc., a manufacturer of electronic
                                                                   assemblies. From 1985 to January 1995, Mr. Beaubien served as a director or trustee on the boards of the Kidder, Peabody & Co.
                                                                   Incorporated mutual funds. Mr. Beaubien is a director or trustee of 22 investment companies for which Brinson Advisors, UBS
                                                                   PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Richard R. Burt; 55                    Trustee since 1996          Mr. Burt is chairman of Diligence LLC (international investments
1275 Pennsylvania Ave., N.W.                                       and consulting firm) (since March 1994) and a partner of
Washington, D.C. 20004                                             McKinsey & Company (management consulting firm) (since 1991). He is also a director of Archer-Daniels-Midland Company
                                                                   (agricultural commodities), Hollinger International Company
                                                                   (publishing), six investment companies in the Deutsche Bank family of funds, nine investment companies in the Flag Investors family of funds, The Central European Fund, Inc. and The Germany
                                                                   Fund, Inc., vice chairman of Anchor Gaming (provides technology to gaming and wagering industry) (since July 1999) and chairman of Weirton Steel Corp. (makes and finishes steel products)
                                                                   (since April 1996). He was the chief negotiator in the Strategic
                                                                   Arms Reduction Talks with the former Soviet Union (1989-1991)
                                                                   and the U.S. Ambassador to the Federal Republic of Germany
                                                                   (1985-1989). Mr. Burt is a director or trustee of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

                                           POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                          HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                         FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                      TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                  ------------------                       -----------------------------------
Meyer Feldberg; 59                     Trustee since 1990          Mr. Feldberg is Dean and Professor of Management of the
Columbia University                                                Graduate School of Business, Columbia University. Prior to 1989,
101 Uris Hall                                                      he was president of the Illinois Institute of Technology. Dean
New York, New York 10027                                           Feldberg is also a director of Primedia Inc. (publishing),
                                                                   Federated Department Stores, Inc. (operator of department
                                                                   stores), Revlon, Inc. (cosmetics) and Select Medical Inc.
                                                                   (healthcare services). Dean Feldberg is a director or trustee of 30 investment companies for which Brinson Advisors,
                                                                   UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

George W. Gowen; 72                    Trustee since 1987          Mr. Gowen is a partner in the law firm of Dunnington, Bartholow
666 Third Avenue                                                   & Miller. Prior to May 1994, he was a partner in the law firm of
New York, New York 10017                                           Fryer, Ross & Gowen. Mr. Gowen is a director or trustee of 30 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

William W. Hewitt, Jr.**; 73           Trustee since 2001          Mr. Hewitt is retired. Since 1988, he has served as a director
c/o Brinson Advisors, Inc.                                         or trustee on the boards of the Guardian Life Insurance Company
51 West 52nd Street                                                mutual funds. From 1990 to January 1995, Mr. Hewitt served as a
New York, New York 10019-6114                                      director or trustee on the boards of the Kidder, Peabody & Co.
                                                                   Incorporated mutual funds. From 1986-1988, he was an executive vice president and director of mutual funds, insurance and trust services of Shearson Lehman Brothers Inc. From 1976-1986, he was
                                                                   president of Merrill Lynch Funds Distributor, Inc. Mr. Hewitt is
                                                                   a director or trustee of 22 investment companies for which
                                                                   Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Morton L. Janklow; 71                  Trustee since 2001          Mr. Janklow is senior partner of Janklow & Nesbit Associates, an
445 Park Avenue                                                    international literary agency representing leading authors in
New York, New York 10022                                           their relationships with publishers and motion picture,
                                                                   television and multi-media companies, and of counsel to the law firm of Janklow & Ashley. Mr. Janklow is a director or trustee of 22 investment companies for which Brinson Advisors, UBS
                                                                   PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

                                           POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                          HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                         FUND; LENGTH OF                               OVERSEEN BY TRUSTEE;
NAME, ADDRESS AND AGE                      TIME SERVED                          OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------                  ------------------                       -----------------------------------
Frederic V. Malek; 65                  Trustee since 1987          Mr. Malek is chairman of Thayer Capital Partners (merchant
1455 Pennsylvania Avenue, N.W.                                     bank) and chairman of Thayer Hotel Investors III, Thayer Hotel
Suite 350                                                          Investors II and Lodging Opportunities Fund (hotel investment
Washington, D.C. 20004                                             partnerships). From January 1992 to November 1992, he was
                                                                   campaign manager of Bush-Quayle `92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990, he was president of
                                                                   Northwest Airlines Inc. and NWA Inc. (holding company of
                                                                   Northwest Airlines Inc.). Prior to 1989, he was employed by the
                                                                   Marriott Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an executive vice president and president of Marriott Hotels and Resorts. Mr. Malek is also a director of Aegis Communications, Inc. (tele-services),
                                                                   American Management Systems, Inc. (management consulting
                                                                   and computer related services), Automatic Data Processing, Inc.
                                                                   (computing services), CB Richard Ellis, Inc. (real estate
                                                                   services), FPL Group, Inc. (electric services), Classic Vacation
                                                                   Group (packaged vacations), Manor Care, Inc. (health care), and
                                                                   Northwest Airlines Inc. Mr. Malek is a director or trustee of 22 investment companies for which Brinson Advisors,
                                                                   UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Carl W. Schafer; 66                    Trustee since 1996          Mr. Schafer is president of the Atlantic Foundation (charitable
66 Witherspoon Street                                              foundation). He is a director of Labor Ready, Inc. (temporary
#1100                                                              employment), Roadway Express, Inc. (trucking), The Guardian
Princeton, NJ 08542                                                Group of Mutual Funds, the Harding, Loevner Funds, E.I.I. Realty
                                                                   Trust (investment company), Electronic Clearing House, Inc.
                                                                   (financial transactions processing), Frontier Oil Corporation and
                                                                   Nutraceutix, Inc. (biotechnology company). Prior to
                                                                   January 1993, he was chairman of the Investment Advisory
                                                                   Committee of the Howard Hughes Medical Institute. Mr. Schafer
                                                                   is a director or trustee of 22 investment companies for which
                                                                   Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

William D. White; 68                   Trustee since 2001          Mr. White is retired. From February 1989 through March 1994, he
P.O. Box 199                                                       was president of the National League of Professional Baseball
Upper Black Eddy, PA 18972                                         Clubs. Prior to 1989, he was a television sportscaster for
                                                                   WPIX-TV, New York. Mr. White served on the Board of Directors of
                                                                   Centel from 1989 to 1993 and until recently on the board of directors of Jefferson Banks Incorporated, Philadelphia, PA. Mr.
                                                                   White is a director or trustee of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their
                                                                   affiliates serves as investment advisor, sub-advisor or manager.

OFFICERS

                                           POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                          HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                         FUND; LENGTH OF                               OVERSEEN BY OFFICER;
NAME, ADDRESS AND AGE                      TIME SERVED                          OTHER DIRECTORSHIPS HELD BY OFFICER
---------------------                  ------------------                       -----------------------------------
T. Kirkham Barneby*; 55             Vice President since 1995      Mr. Barneby is a managing director and chief investment officer-
                                                                   quantitative investments of Brinson Advisors. Mr. Barneby is a vice president of nine investment companies for which Brinson
                                                                   Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow***; 36                  Vice President and          Mr. Disbrow is a director and a senior manager of the mutual
                                 Assistant Treasurer since 2000    fund finance department of Brinson Advisors. Prior to November
                                                                   1999, he was a vice president of Zweig/Glaser Advisers. Mr.
                                                                   Disbrow is a vice president and assistant treasurer of 22
                                                                   investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

Amy R. Doberman*; 39                   Vice President and          Ms. Doberman is a managing director and general counsel of
                                      Secretary since 2000         Brinson Advisors. From December 1997 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment
                                                                   Management Assistant Chief Counsel at the SEC. Ms. Doberman is a
                                                                   vice president and secretary of 24 investment companies and secretary of one investment company for which Brinson Advisors,
                                                                   Brinson Partners, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 44          Vice President since 2000      Mr. Gerry is a managing director and chief investment officer -
                                                                   fixed income of Brinson Advisors. Mr. Gerry is a vice president of six investment companies for which Brinson Advisors, UBS
                                                                   PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Kevin J. Mahoney***; 36                Vice President and          Mr. Mahoney is a director and a senior manager of the mutual
                                      Assistant Treasurer          fund finance department of Brinson Advisors. From August 1996
                                           since 1999              through March 1999, he was the manager of the mutual fund
                                                                   internal control group of Salomon Smith Barney. Mr. Mahoney is a vice president and assistant treasurer of 22 investment
                                                                   companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Michael H. Markowitz****; 37        Vice President since 2001      Mr. Markowitz is an executive director, portfolio manager and head of U.S. short duration fixed income of Brinson Advisors. He is also an executive director and portfolio manager of Brinson
                                                                   Partners, Inc., an affiliate of Brinson Advisors. Mr. Markowitz is a vice president of 10 investment companies for which Brinson
                                                                   Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

                                           POSITION(S)                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                          HELD WITH THE                        NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                         FUND; LENGTH OF                               OVERSEEN BY OFFICER;
NAME, ADDRESS AND AGE                      TIME SERVED                          OTHER DIRECTORSHIPS HELD BY OFFICER
---------------------                  ------------------                       -----------------------------------
Emil Polito*; 41                    Vice President since 2001      Mr. Polito is an executive director and head of investment support and mutual fund services of Brinson Advisors. From July
                                                                   2000 to October 2000, he was a senior manager of investment systems at Dreyfus Corp. Prior to July 2000, Mr. Polito was a
                                                                   senior vice president and director of operations and control for
                                                                   Brinson Advisors. Mr. Polito is a vice president of 22
                                                                   investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor,
                                                                   sub-advisor or manager.

Susan P. Ryan*; 41                  Vice President since 1995      Ms. Ryan is an executive director and a portfolio manager of
                                                                   Brinson Advisors. Ms. Ryan is a vice president of six investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Paul H. Schubert***; 39                Vice President and          Mr. Schubert is an executive director and head of the mutual
                                      Treasurer since 1995         fund finance department of Brinson Advisors. Mr. Schubert is a vice president and treasurer of 22 investment companies and treasurer and principal accounting officer of three investment companies for which Brinson Advisors, Brinson Partners, UBS
                                                                   PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Brian M. Storms*; 47                  President since 2000         Mr. Storms is chief operating officer (since September 2001) and president of Brinson Advisors (since March 1999). Mr. Storms was chief executive officer of Brinson Advisors from October 2000 to
                                                                   September 2001. He was president of Prudential Investments
                                                                   (1996-1999). Prior to joining Prudential Investments he was a managing director at Fidelity Investments. Mr. Storms is
                                                                   president of 22 investment companies and president and trustee of three investment companies for which Brinson Advisors,
                                                                   Brinson Partners, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 40                   Vice President and          Mr. Weller is a director and senior associate general counsel of
                                      Assistant Secretary          Brinson Advisors. Mr. Weller is a vice president and assistant
                                           since 1995              secretary of 22 investment companies for which Brinson Advisors,
                                                                   UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
**    Address for mailing purposes only.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.
**** This person's business address is 209 South LaSalle Street, Chicago, Illinois 60604-1295.
+ Mr. Bewkes and Mrs. Alexander are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

                                        BRINSON SERIES
                                        TRUST

                                        MONEY MARKET
                                        PORTFOLIO

                                        DECEMBER 31, 2001

                                        ANNUAL REPORT



BRINSON ADVISORS
(C) 2002 Brinson Advisors, Inc.
All Rights Reserved